The Lincoln National Life Insurance Company

                   Lincoln National Variable Annuity Account C
                                  Multi-Fund(R) 5

                       Supplement dated September 9, 2005
                       to the Prospectus dated May 1, 2005


Please keep this Supplement with your current Multi-Fund(R) 5 Prospectus and retain it for reference. This Supplement discusses a change in the calculation of the i4LIFE(R) Advantage Enhanced Guaranteed Minimum Death Benefit, for i4LIFE(R) Advantage elections on or after September 19, 2005 (depending on state availability). No action is required on your part unless you wish to elect the i4LIFE(R) Advantage.

i4LIFE(R) Advantage EGMDB. If you own a non-qualified annuity contract, you may also elect the i4LIFE(R) Advantage EGMDB. (This benefit is not available with qualified contracts.) The benefit is the greatest of:
o the Account Value as of the valuation date on which we approve the payment of the claim; or
o       the ABE Enhancement Amount (if elected at the time of application)
        [See the prospectus for the discussion under Accumulated Benefit Enhancement (ABESM)] specified on your contract benefit page as applicable on the date of death, plus the sum of all purchase payments, minus all death benefit reductions where
        o each death benefit reduction of the Enhancement Amount and purchase payments for a regular income payment will be for the dollar amount of the regular income payment; and
        o each death benefit reduction of the Enhancement Amount and purchase payments for all other withdrawals will be deducted on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract or Account value, depending on the terms of your contract; or
o the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments and withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that regular income payments and withdrawals reduce the contract or Account Value, depending upon the terms of your contract.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Account Value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE(R) Advantage EGMDB death benefit, the death benefit will be equal to the Account Value as of the date we approve the death claim for payment (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 81 or older when added to the contract, then the death benefit for this new contractowner or joint owner will be equal to the Account Value as of the date we approve the death claim subsequent to the new contractowner's death.

The charge under this death benefit is equal to an annual rate of 1.65% (2.10% for bonus options) of the net asset value of the Account Value in the VAA.

During the Access Period, contracts with the i4LIFE(R)Advantage EGMDB may elect to change to the i4LIFE(R) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE(R) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE(R) Advantage EGMDB.

Note: The Accumulated Enhancement Benefit (ABESM) will not be available on contracts sold after November 1, 2005.

               Please retain this supplement for future reference.





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about this service.